UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2014

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7600

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 14, 2014, Walter Investment Management Corp. (the “Company”) filed a registration statement on Form S-4 (the “Exchange Offer Registration Statement”) with the Securities and Exchange Commission in connection with an exchange offer allowing holders of the Company’s $575 million aggregate principal amount of 7.875% Senior Notes due 2021 (the “Notes”), which were issued on December 17, 2013 pursuant to a private placement exempt from registration, to exchange such unregistered Notes for the same principal amount of a new issue of registered notes (the “Exchange Notes”) with identical terms, except that the Exchange Notes will not be subject to certain restrictions on transfer or to any increase in annual interest rate. In the Exchange Offer Registration Statement, the Company disclosed certain updated information under the section captioned “Summary—Recent and Other Developments,” as excerpted below:

Litigation and Regulatory Matters

For our fiscal quarter ended September 30, 2014, we expect to accrue an amount of $17 million or more in connection with the matters discussed under the heading “Litigation and Regulatory Matters” in Note 23, “Commitments and Contingencies,” of our Notes to Consolidated Financial Statements (unaudited), which begin on page F-150 of our Unaudited Consolidated Financial Statements included herein. The final amount of such accrual could be affected by events occurring after the date of this filing, and therefore it is possible that the amount accrued could exceed $17 million.

Please refer to the Exchange Offer Registration Statement and the financial statements and related notes included therein.

Cautionary Note Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “will,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and the Company’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on current beliefs, intentions and expectations of the Company’s management. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 under the caption “Risk Factors,” the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 under the caption “Risk Factors” and the Company’s other filings with the Securities and Exchange Commission. New factors, risks and uncertainties emerge from time to time, and it is not possible for the Company’s management to predict all such factors, risks and uncertainties.

Any of the assumptions underlying such forward-looking statements could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in such forward-looking statements, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date:	October 14, 2014	By:	/s/ Jonathan Pedersen
Jonathan Pedersen
General Counsel